C o p y r i g h t © 2 0 2 3 L i s a t a T h e r a p e u t i c s , I n c . A l l r i g h t s r e s e r v e d . LISATA EUTICSTHERAP Targeted Therapy Delivered David J. Mazzo, Ph.D. Chief Executive Officer Corporate Presentation | February 6, 2023 Nasdaq: LSTA www.lisata.com EXHIBIT 99.1

Forward-looking Statements Notice This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict”, target and similar expressions and their variants, as they relate to Lisata or its management, may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements relating to the long-term success of Lisata’s recently completed merger (the “Merger”) with Cend Therapeutics, Inc. (“Cend”), including the ongoing integration of Cend’s operations; Lisata’s continued listing on the Nasdaq Capital Market; expectations regarding the capitalization, resources and ownership structure of Lisata; the approach Lisata is taking to discover, develop and commercialize novel therapeutics; the adequacy of Lisata’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; and the difficulty in predicting the time and cost of development of Lisata’s product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the impact of the ongoing COVID-19 pandemic on Lisata’s business, the safety and efficacy of Lisata’s product candidates, decisions of regulatory authorities and the timing thereof, the duration and impact of regulatory delays in Lisata’s clinical programs, Lisata’s ability to finance its operations, the likelihood and timing of the receipt of future milestone and licensing fees, the future success of Lisata’s scientific studies, Lisata’s ability to successfully develop and commercialize drug candidates, the timing for starting and completing clinical trials, rapid technological change in Lisata’s markets, the ability of Lisata to protect its intellectual property rights; unexpected costs, charges or expenses resulting from the Merger; potential adverse reactions or changes to business relationships resulting from the completion of the Merger; potential underperformance of Lisata’s business following the Merger as compared to management’s initial expectations; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Lisata’s Annual Report on Form 10-K filed with the SEC on March 22, 2022, and Exhibit 99.2 to Lisata’s Amendment No. 1 to Current Report on Form 8-K filed on October 4, 2022, and in other documents filed by Lisata with the Securities and Exchange Commission. Except as required by applicable law, Lisata undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. 2

LISATA EUTICSTHERAP Nasdaq-listed clinical stage therapeutics development company with a novel solid tumor targeting and penetration technology to improve the efficacy of anti-cancer drugs 3 Lisata Therapeutics

Investment rationale 4 * As of 12/31/2022; unaudited Proprietary field-leading technology in underserved global indications backed by a strong IP portfolio $69.2 million cash and investments*- no debt; Highly capital efficient development plans funded through critical milestones Multiple projected potential value creating product and business development events over the next 24 months Platform technology “validated” by noteworthy existing partnerships with potential for many others Seasoned management with successful drug development expertise as well as big and emerging pharma experience

Why Oncology? - Improved cancer treatment is a global need 5 Cancer is a leading cause of death worldwide, accounting for nearly 10 million deaths in 2020, or nearly one in six deaths1 – World Health Organization 1 www.who.int/news-room/fact-sheets/detail/cancer

Opportunity: solid tumors are a large & growing treatment market 1 CA A Cancer J Clinicians, Volume: 72, Issue: 1, Pages: 7-33, First published: 12 January 2022, DOI: (10.3322/caac.21708) 6 It is estimated that more than 1.9 million new cases of cancer will be diagnosed in 2022 In the U.S. alone, solid tumors account for over 90% of new cancer cases Estimated New Cancer Cases and Deaths in the United States, 20221 Pancreas 32,970 3% Prostate 268,490 27% Lung & bronchus 117,910 12% Colon & rectum 80,690 8% Urinary bladder 61,700 6% Melanoma of the skin 57,180 6% Kidney & renal pelvis 50,290 5% Non-Hodgkin lymphoma 44,120 4% Oral cavity & pharynx 38,700 4% Breast 287,850 31% Lung & bronchus 118,830 13% Colon & rectum 70,340 8% Uterine corpus 65,950 7% Melanoma of the skin 42,600 5% Non-Hodgkin lymphoma 36,350 4% Thyroid 31,940 3% Pancreas 29,710 3% Kidney & renal pelvis 28,710 3% Lung & bronchus 61,360 21% Breast 43,250 15% Colon & rectum 24,180 8% Pancreas 23,860 8% Ovary 12,810 5% Uterine corpus 12, 550 4% Liver & intrahepatic bile duct 10, 100 4% Non-Hodgkin lymphoma 8,550 3% Brain & other nervous system 7,570 3% Lung & bronchus 68,820 21% Prostate 34,500 15% Colon & rectum 28,400 9% Pancreas 25,970 8% Liver & intrahepatic bile duct 20, 420 6% Esophagus 13,250 4% Urinary bladder 12,120 4% Non-Hodgkin lymphoma 11,700 4% Brain & other nervous system 10,710 3% Leukemia 14,020 4%

Challenge: intratumoral drug exposure insufficient for ideal response  Clinical response to many anti-cancer drugs is suboptimal  Tumor targeting and intratumoral penetration are inadequate • Tumor stroma acts as an effective barrier to anti-cancer agent penetration • Tumor microenvironment immunosuppressive cells contribute to tumor resistance to current treatments • Continued dosing of non-targeted anti-cancer therapy can lead to intolerable off-target side effects 7

Solution: Lisata’s CendR Platform®  Converts tumor stroma from barrier to conduit for penetration of anti-cancer treatments • Combination with many existing & emerging anti-cancer drugs possible in multiple indications • Mechanism effective with co-administered or tethered anti-cancer therapies • Co-administration presents a streamlined development path to registration • Tethering provides for prolonged compound exclusivity (NCE)  Combats resistance by selectively depleting intratumoral immunosuppressive cells  Platform extension possible to most drug modalities including nucleic acid-based drugs Targeted penetration technology to enhance drug delivery to solid tumors 8

LSTA1: CendR Platform® lead development candidate  Multiple Phase 1b to 2b studies in metastatic pancreatic ductal adenocarcinoma (mPDAC) combined with standards-of-care (SoC) chemotherapy [i.e., (gemcitabine + nab-paclitaxel) or FOLFIRINOX] • Granted Fast Track and Orphan Drug Designations by the U.S. FDA in PDAC • Studies in combination with SoC plus immunotherapies targeted to begin in 1H23  Basket trial expanding development to cholangiocarcinoma, head and neck squamous cell carcinoma and esophageal squamous cell carcinoma with other anti-cancer drug combinations to initiate in 2Q23  Phase 1b/2a trial start in glioblastoma multiforme in combination with temozolomide planned for 3Q23  Phase 1/2a trial in peritoneal carcinomatosis targeted to begin in 3Q23 LSTA1 is clinically advancing in various difficult-to-treat solid tumor indications as part of a global registration strategy 9

Broad applicability: noteworthy existing partnerships and beyond Strategic partnership in China with Qilu Pharmaceutical  Exclusive rights to LSTA1 in China, Taiwan, Hong Kong and Macau  Qilu assumes all development and commercialization responsibilities/costs in licensed territories  Potential for up to $225 million to Lisata for milestones & tiered double-digit royalties on sales Clinical development collaboration with Roche in mPDAC  LSTA1/gemcitabine/nab-paclitaxel treatment regimen ± atezolizumab as part of MORPHEUS trial 10 Additional partnership opportunities for the CendR Platform® in general and many combinations with LSTA1, specifically 10

LSTA1 [formerly known as CEND-1] Well-characterized Mechanism of Action with Compelling Early Clinical Results

αvβ3/β5 integrin LSTA1 (Furin & others) Protease Cleavage CendR1 Peptide Fragment Tumor Vascular Endothelial Cell Cell Nucleus 12  LSTA1: 9 amino acid cyclic peptide; high binding specificity and affinity to αvβ3/β5 integrins that are selectively expressed on: • Tumor vascular endothelium • Cancer-associated fibroblasts, a major component of tumor stroma • Intratumoral immunosuppressive and tumor cells  Once bound to αvβ3/β5 integrins, LSTA1 is cleaved by proteases (furin and others) that are up-regulated in tumors, releasing a C- end Rule (CendR) linear peptide fragment 12 1 C-end Rule LSTA1: mechanism of action step one

LSTA1: mechanism of action step two Neuropilin-1 CendR Peptide Fragment Co-administered or tethered anti-cancer drugs CendR Transport Pathway Tumor Vascular Endothelial Cell Nucleus Gap junction opening 13  The CendR fragment then binds with high affinity to an adjacent receptor, neuropilin-1, activating the CendR transport pathway • Circulating moieties including unbound CendR peptide fragment and co-administered or tethered drugs penetrate stroma and tumor, providing greater intratumoral access • Activating the CendR pathway has been shown to open intratumoral gap junctions enhancing extravasation of immune cells into tumors 13

LSTA1 selectively and efficiently facilitates intratumoral penetration Whole body imagining of mice with pancreatic ductal adenocarcinoma (arrow) dosed with Fluorescent Quantum Dots (FQDs) with and without LSTA1 1 Braun et al., Nature Mater. 2014. 2 Liu, Braun et al., Nature Comm. 2017. 14  Etching solution quenches fluorescence in circulation  LSTA1 provides selective tumor penetration 14 LSTA1 + FQD FQD

1 Hurtado de Mendoza et al, Nature Comms, 2021. 2 Liu X et al., J Clin Invest, 2017. 15 Lung cancer + gemcitabine + LSTA1 Breast cancer + nanoparticle Abraxane + LSTA1 GI cancer + adoptive cell therapy + LSTA1PDAC + irinotecan nanoparticles + LSTA1 Orthotopically transplanted KPC PDAC tumors CEND-1 + irinotecan nanoparticles (i.v. co-admin) PDAC + gemcitabine + LSTA1 KPC mice genetically engineered to develop PDAC CEND-1 + gemcitabine (i.v. co-admin) Increased tumor penetration enhances antitumor activity across various treatment modalities Breast cancer + Herceptin® + LSTA1 15

LSTA1 Phase 1b results reinforce promise of improving SoC efficacy N= # of study participants Median Overall Survival Median Progression-Free Survival Objective Response Rate Complete Response Partial Response Stable Disease Progressive Disease Disease Control Rate 16 weeks CA19-9 >20% drop N=171 6.8 mos. 3.3 mos. 9.4% (16) 0% (0) 9.5% (16) 41.5 (71) 34.5% (59) - - Gemcitabine + Nab-paclitaxel2 N=431 8.5 mos. 5.5 mos. 23% (99) 0.2% (1) 23% (98) 27% (118) 20% (86) 48% 61% Endpoints 1 Conroy T, et al., New England Journal of Medicine, 2011. 2 Von Hoff D, et al., New England Journal of Medicine, 2013. 1 Dean A, et al., The Lancet Gastroenterology & Hepatology, 2022. Gemcitabine1 LSTA1 well-tolerated, no dose-limiting toxicities; safety with LSTA1 consistent with SoC alone First-line, mPDAC patients from 3 sites in Australia N=31 13.2 mos. 9.7 mos. 59% (17) 3.4% (1) 55% (16) 31% (9) 10.3% (3) 79% 96% LSTA1 + Gemcitabine + Nab-paclitaxel3 16

LSTA1 [formerly known as CEND-1] Clinical Development Portfolio Fast Track and Orphan Drug designated (PDAC) - USA

Development Partner(s) [Development Venue] Indication and Trial Product/Comparator Stage of Development Lisata/AGITG [Australia/New Zealand/Ireland] First-line mPDAC; Gemcitabine/nab-paclitaxel with LSTA1 or placebo Phase 2b (ASCEND) Lisata [United States] Various Solid Tumors; SoC with LSTA1 or placebo Phase 2a (Basket Trial) KUCC/Lisata [United States] Pancreatic, Colon & Appendiceal Cancers; LSTA1 + FOLFIRINOX + panitumumab* Phase 1b/2a (CENDIFOX) Roche/Lisata [Multi-national] First-line mPDAC; Gemcitabine/nab-paclitaxel/LSTA1 ± atezolizumab Phase 1b/2 (MORPHEUS) Qilu [China] First-line mPDAC; Gemcitabine/nab-paclitaxel + LSTA1 Phase 1b/2a Qilu [China] First-line mPDAC; Gemcitabine/nab-paclitaxel + LSTA1 Phase 2b LSTA1 capital efficient development plan; shared costs & selective geography 1818 *Panitumumab may be added for colorectal or appendiceal patients without Ras mutation

Development Partner(s) [Development Venue] Indication and Trial Product/Comparator Stage of Development WARPNINE/Lisata [Australia] Locally advanced resectable PDAC; Durvalumab/gemcitabine/nab-paclitaxel + LSTA1 Phase 1b/2a (iLSTA) WARPNINE/Lisata [Australia] Locally advanced resectable Gastroesophageal (GE) adenocarcinoma; Nivolumab + FFX + LSTA1 Phase 1b/2a (iGoLSTA) Tartu University/Lisata [Estonia] First-line Glioblastoma Multiforme; Temozolomide ± LSTA1 Phase 2a UCSD/Columbia University/Lisata [United States] Peritoneal Carcinomatosis LSTA+HIPEC intraoperatively Phase 1b/2a LSTA1 capital efficient development plan; shared costs & selective geography 1919

Tissue-Penetrating Nanocomplex (TPN) Platform™ Applying the CendR Platform® to nucleic acid-based drugs

Anticancer applications of nucleic acid-based therapeutics Tumor stroma serves as primary impediment to effective delivery of antisense oligonucleotides (ASO) and small interfering RNS (siRNA) drugs • >95% of ASO and siRNA drugs sequestered in endosomes • Passive targeting (i.e., lipid nanoparticles) appears ineffective • Non-targeted cell-/tissue-penetrating moieties can disrupt unintended tissues  A targeted approach to enhance tumor stroma penetration is needed • TPN Platform™ - Applying the CendR Platform® to nucleic acid-based drugs • Preclinical development underway 21

TPN Platform™ : applying CendR technology to nucleic acid delivery 2222  CendR peptides provide tumor and/or immune cell targeting with optimized tumor penetration  Technologies to evade endosome sequestration  Simpler synthesis vs. biologics such as virus-like particles, Ab-conjugates or exosomes  Opportunities for a range of in-/out-licensing, collaboration or strategic deals Self-Assembly Varying components enables control of particle size and other properties Tumor-Penetrating Nanocomplex CendR targeting peptide siRNA pictured; also demonstrated with single stranded antisense and microRNAs Endosome escape moiety

CD34+ Cell Therapy Platform Technology

2424 Sponsor [Development Venue] Indication and Trial Product/Comparator Stage of Development Lisata [Japan] Critical Limb Ischemia & Buerger's Disease; HONEDRA® (LSTA12) Registration Eligible Lisata [United States] Diabetic Kidney Disease; LSTA201 Phase 1b – Proof of Concept CD34+ cell therapy current clinical trials Legacy development programs provide potential value upside with no further capital outlay

HONEDRA® [LSTA12 (formerly known as CLBS12)] Critical Limb Ischemia (Japan) SAKIGAKE designated – Japan Orphan Drug designated (Buerger’s disease) - USA Advanced Therapeutic Medicinal Product (ATMP) designated – EU

HONEDRA®: autologous CD34+ cell therapy 2626 1 Reinecke H., European Heart Journal, 2015 Apr 14;36(15):932-8 2 Kinoshita et al, Atherosclerosis 224 (2012) 440-445  CLI is arterial obstruction impeding blood flow in the lower extremities with severe rest pain and non-healing ulcers  Buerger’s disease (BD); a subset of ASO is inflammation in small and medium arteries (orphan population)  Current surgical intervention, angioplasty, stenting and pharmacotherapy) do not adequately treat CLI and BD  Multi-million-dollar opportunity with an increasing prevalence of CLI in Japan  Positive previously published Phase 2 results in Japan1,2 Arteriosclerosis Obliterans (ASO); Critical Limb Ischemia (CLI)  Designed in conjunction with Japanese regulatory authorities (PDMA) under regenerative medicine regulations  Conditional approval can be based on a single trial showing an efficacy trend (non-statistical) and acceptable safety Development Program

HONEDRA®: autologous CD34+ cell therapy  Registration eligible clinical trial completed • CLI and BD data suggest trend toward efficacy and acceptable safety • HONEDRA® was safe and well tolerated • Treatment group reached CLI-free status faster than SoC group (primary endpoint) Development Status 2727  PDMA consultation process underway as the normal next step for a planned filing of a Japan NDA  Positive consultation process results expected to lead to acquisition of the product

LSTA201 (formerly known as CLBS201) Diabetic Kidney Disease

LSTA201 in diabetic kidney disease (DKD)  CKD stages are determined by estimated glomerular filtration rate (eGFR), an indication of how well the kidneys are filtering blood1  CKD is often associated with progressive microvasculature damage and loss2,3  Preclinical studies show that microcirculation replenishment improves kidney function  CD34+ cells are promoters of new capillary growth, improving the microvasculature  A regenerative DKD therapy (i.e., reversing disease course) could represent a medical and pharmacoeconomic breakthrough • Therapies currently available and/or expected to be available over the next 5–10 years slow progression of CKD/DKD Development Rationale  To demonstrate that CD34+ cell mobilization, donation and administration can be tolerated by type 2 diabetes patients with CKD  To demonstrate that regeneration of the kidney microcirculation using CD34+ cell therapy improves kidney function Clinical Strategy 1 2020 Dallas Nephrology Associates. 2 Chade AR. (2017) Small Vessels, Big Role: Renal Microcirculation and Progression of Renal Injury. Hypertension; 69(4):551-563. 3 Zuk, Anna & Bonventre, Joseph. (2016). Annual Review of Medicine. 67. 293-307. 10.1146/annurev-med-050214-013407. 2929

LSTA201 in diabetic kidney disease  Clinical trial completed • CKD patients can tolerate mobilization, donation and administration of CD34+ cell therapy • LSTA201 did not demonstrate consistent improvement kidney function in all subjects Development Status 3030 • Further clinical study required to optimize therapeutic effect • Next step of development by Lisata to be determined

2023 2024 ASCEND [AUS, NZ, IRE] First-line mPDAC Basket Trial [USA] Various Solid Tumors CENDIFOX [USA] Pancreatic, Colon & Appendiceal cancers MORPHEUS [Multi-national] First-line mPDAC Qilu: Phase 1b/2a Trial [CHN] First-line mPDAC Qilu: Phase 2b Trial [CHN] First-line mPDAC iLSTA [AUS] Resectable PDAC iGoLSTA [AUS] Resectable GE adenocarcinoma Phase 2a [EST] First-line GBM Phase 1b/2a [USA] Peritoneal Carcinomatosis TPN development candidate LSTA201 [USA] DKD HONEDRA® [JPN] CLI and Buerger's disease A wealth of anticipated key milestones 1Q 2Q 3Q 4Q 31 LPI 2Q24 Initiation 2Q23 LPI 4Q24 LPI 4Q23 Complete Data 2024 Initiation 2Q23 LPI 4Q24 Preliminary Data 1H2023 Initiation 4Q23 LPI 4Q24/1H25 Initiation 2Q23 LPI 2Q24 Preliminary Data 3Q24 Initiation 3Q23 LPI 3Q24 Preliminary Data 4Q24 Initiation 3Q23 LPI 4Q24/1H25 Initiation 3Q23 Topline Data 1Q23 PMDA formal clinical pre-consultation 2Q23 Pre-JNDA pre-consultation 3Q23 Phase 1 Development Candidate 2H2024 1Q 2Q 3Q 4Q

Lisata Therapeutics: financial summary $69.2M Cash & Investments (12/31/2022)* $0 Debt 1H2025 (through key development milestones) Projected Cash Runway Common Shares Outstanding (12/31/2022): 7.9 million shares Options Outstanding (12/31/2022): Exercise Price: $0.02 - $4.22 = 1,127,000 shares Exercise Price: > $4.22 = 264,000 shares 1.4 million shares1 Warrants Outstanding (12/31/2022): Weighted Average Exercise Price: $42.57 1.4 million shares 1Includes 1.2 million options assumed through the merger at a weighted average exercise price of $3.77 *unaudited

Investment rationale 33 * As of 12/31/2022; unaudited Proprietary field-leading technology in underserved global indications backed by a strong IP portfolio $69.2 million cash and investments*- no debt; Highly capital efficient development plans funded through critical milestones Multiple projected potential value creating product and business development events over the next 24 months Platform technology “validated” by noteworthy existing partnerships with potential for many others Seasoned management with successful drug development expertise as well as big and emerging pharma experience

C o p y r i g h t © 2 0 2 3 L i s a t a T h e r a p e u t i c s , I n c . A l l r i g h t s r e s e r v e d . LISATA EUTICSTHERAP Targeted Therapy Delivered Investor Relations Contact: John D. Menditto VP, IR & Corporate Communications o: (908) 842-0084 | e: jmenditto@lisata.com Nasdaq: LSTA | www.lisata.com

Appendix

Development Partner(s) [Development Venue] Indication and Trial Product/Comparator Stage of Development Strategic Rationale Lisata/AGITG [Australia/New Zealand/Ireland] First-line mPDAC; Gemcitabine/nab-paclitaxel with LSTA1 or placebo Phase 2b (ASCEND) Corroborate Phase 1b results in a placebo- controlled trial and evaluate 2 dose regimens of LSTA1 for dose optimization Lisata [United States] Various Solid Tumors; SoC with LSTA1 or placebo Phase 2a (Basket Trial) Assess LSTA1 safety and effectiveness in several tumor types in a placebo-controlled trial (Proof-of- Concept) KUCC/Lisata [United States] Pancreatic, Colon & Appendiceal Cancers; LSTA1 + FOLFIRINOX + panitumumab* Phase 1b/2a (CENDIFOX) Tumor immuno-profiling pre- & post- treatment and LSTA1 effectiveness assessment in combination with chemo and an EGFR inhibitor (open label) Roche/Lisata [Multi-national] First-line mPDAC; Gemcitabine/nab-paclitaxel/LSTA1 ± atezolizumab Phase 1b/2 (MORPHEUS) Assess LSTA1 safety and effectiveness in combination with SoC chemotherapy & immunotherapy (controlled trial) Qilu [China] First-line mPDAC; Gemcitabine/nab-paclitaxel + LSTA1 Phase 1b/2a Assess safety, PK and therapeutic effect of LSTA1 in Chinese patients (open label) Qilu [China] First-line mPDAC; Gemcitabine/nab-paclitaxel + LSTA1 Phase 2b Continue development of LSTA1 in China (placebo controlled) LSTA1 capital efficient development plan 3636 *Panitumumab may be added for colorectal or appendiceal patients without Ras mutation

Development Partner(s) [Development Venue] Indication and Trial Product/Comparator Stage of Development Strategic Rationale WARPNINE/Lisata [Australia] Locally advanced resectable PDAC; Durvalumab/gemcitabine/nab-paclitaxel + LSTA1 Phase 1b/2a (iLSTA) Assess LSTA1 safety and effectiveness in combination with IO & Chemo in locally advanced PDAC; determine if inoperable tumors can become operable (open label) WARPNINE/Lisata [Australia] Locally advanced resectable Gastroesophageal (GE) adenocarcinoma; Nivolumab + FFX + LSTA1 Phase 1b/2a (iGoLSTA) Assess LSTA1 safety and effectiveness in combination with IO & chemo in locally advanced GE AdenoCa; determine if inoperable tumors can become operable (open label) Tartu University/Lisata [Estonia] First-line Glioblastoma Multiforme; Temozolomide ± LSTA1 Phase 2a Assess LSTA1 safety and effectiveness in additional tumor type (GBM) a in placebo- controlled trial UCSD/Columbia University/Lisata [United States] Peritoneal Carcinomatosis LSTA+HIPEC intraoperatively Phase 1b/2a Assess safety and intraoperative tumor penetration of HIPEC in combination with LSTA1 (open label) LSTA1 capital efficient development plan 3737

3838 Sponsor [Development Venue] Indication and Trial Product/Comparator Stage of Development Strategic Rationale Lisata [Japan] Critical Limb Ischemia & Buerger's Disease; HONEDRA® (LSTA12) Registration Eligible Assess safety and efficacy of LSTA12 in a controlled trial vs. SoC alone in the context of qualifying for approval in Japan under the accelerated regulatory pathway applicable to regenerative medicines Lisata [United States] Diabetic Kidney Disease; LSTA201 Phase 1b – Proof of Concept Assess ability of LSTA201 to be administered to DKD patients safely and to increase eGFR (reverse disease progression) CD34+ cell therapy current clinical trials Legacy development programs provide potential value upside with no further capital outlay

ASCEND: Phase 2b, blinded, randomized trial in mPDAC Sponsor/Partner  Australasian Gastro-Intestinal Trials Group (AGITG) in collaboration with the NHMRC Clinical Trials Centre at the University of Sydney  Lisata funded (LSTA eligible for ~43% rebate on all qualified R&D expenses in AUS) Objective  Corroborate Phase 1b results in a placebo-controlled study  Determine if a second dose of LSTA1 further improves patient outcomes Design  Phase 2b randomized, double-blind study in mPDAC testing gemcitabine + nab-paclitaxel SoC with one of two LSTA1 dose regimens or placebo Study Size  ~150 subjects (~40 sites planned in Australia, New Zealand and Ireland) Endpoints  Primary: Progression Free Survival  Secondary: AEs, SAEs, Overall Survival, Objective Tumor Response Rate Timing  Enrollment completion target late 2Q24  Earliest possible data 2024 3939

R INTERVENTION Arm (N=60) • Nab-paclitaxel 125 mg/m2 IV • LSTA1 3.2 mg/kg IV • Gemcitabine 1000 mg/m2 IV Dose on days 1, 8, 15 every 28 days CONTROL Arm (N=30) • Nab-paclitaxel 125 mg/m2 IV • Matching LSTA1 Placebo IV • Gemcitabine 1000 mg/m2 IV Dose on days 1, 8, 15 every 28 days INTERVENTION Arm (N=40) • Nab-paclitaxel 125 mg/m2 IV • LSTA1 3.2 mg/kg IV • Gemcitabine 1000 mg/m2 IV • LSTA1 3.2 mg/kg IV 4 hours later Dose on days 1, 8, 15 every 28 days INTERVENTION Arm (N=20) • Nab-paclitaxel 125 mg/m2 IV • Matching LSTA1 Placebo IV • Gemcitabine 1000 mg/m2 IV • Matching Placebo LSTA1 IV 4 hours later Dose on days 1, 8, 15 every 28 days R R Cohort A Cohort B 1:1 2:1 2:1 One dose of LSTA1 assessed Two doses of LSTA1 assessed Endpoints • Progression Free Survival (PFS) • ORR • OS • Safety • QoL • Exploratory Endpoints • Sponsor/Partner: AGITG in collaboration with the NHMRC Clinical Trial Centre at the University of Sydney • LSTA funded • Timing: Enrollment completion target late 2Q24; Earliest possible data 2024 40 ASCEND: Phase 2b, blinded, randomized trial in mPDAC Phase 2b randomized, double- blind study in mPDAC testing gemcitabine + nab-paclitaxel (SoC) with two LSTA1 dose regimens or placebo

Sponsor/Partner  Qilu Pharmaceutical (funds all development in China) Objective  Evaluate safety, pharmacokinetics and preliminary efficacy of LSTA1 added to SoC in Chinese patients with mPDAC Design  Phase 1b/2a open-label study in advanced mPDAC patients of Chinese ethnicity testing SoC chemotherapy (gemcitabine + Qilu-produced nab-paclitaxel) in combination with LSTA1 Study Size  50 subjects (~15 sites) Endpoints  Primary: AEs, SAEs, Objective Response Rate, Duration of Response, Disease Control Rate, Overall Survival, and Progression Free Survival  Secondary: Pharmacokinetic parameters Timing  Preliminary data expected 1H23 4141 Phase 1b/2a open-label trial in mPDAC in China

7 Day Safety Evaluation LSTA1 1.6 mg/kg + nab-pac* + gem Days 1, 8, and 15 every 28 days Confirm Eligibility Informed Consent Extension Stage mPDAC 1.6 mg/kg LSTA1 Day 1 Phase 1b/2a study evaluating the safety, pharmacokinetics, and preliminary efficacy of LSTA1 for injection in Chinese patients with advanced metastatic pancreatic ductal adenocarcinoma mPDAC 3.2 mg/kg LSTA1 Day 1 7 Day Safety Evaluation LSTA1 3.2 mg/kg + nab-pac* + gem Days 1, 8, and 15 every 28 days Phase 1b N=3 N=3 Phase 2 Extension N=10-12 N=10-12 N=30-50 Disease Progression Response rates PFS OS Safety • Sponsor/Partner: Qilu Pharmaceutical (funds all development in China) • Timing: Preliminary data expected 1H23 42 Phase 1b/2a open-label trial in mPDAC in China *Qilu produced

Sponsor/Partner  University of Kansas Medical Center (Investigator initiated trial in U.S.)  KUCC funded; Lisata provides LSTA1 Objective  Evaluate the safety and therapeutic effect of LSTA1 in combination with neoadjuvant FOLFIRINOX-based therapies and an EGFR inhibitor for the treatment of pancreatic, colon and appendiceal cancers and determine immuno-profiling in tumor pre- & post- treatment Design  Phase 1b/2a open-label study in resectable pancreatic, colon with oligo metastases and appendiceal with peritoneal metastases cancers testing SoC chemotherapy (neoadjuvant FOLFIRINOX-based therapies) with LSTA1 ± panitumumab Study Size  50 subjects (20 PDAC, 15 colon and 15 appendiceal) Endpoints  Primary: Drug Safety  Secondary: Overall Survival, Disease-free Survival, Overall Response Rate, RO Resection Rate, Pathological Response Rate Timing  Enrollment completion target 4Q23  Data readouts possible throughout 2023 with complete results expected 2024 4343 CENDIFOX: Phase 1b/2a open-label trial in PDAC and other cancers

Surgery COHORT 1 Resectable and borderline resectable PDAC Key Objectives: • Pathological response • Immune response pre- & post- treatment • PFS, OS FOLFIRINOX X 3 Cycles (± Panitumumab if RAS/BRAF wildtype - Cohorts 2, 3) Tissue immune profiling Biopsy if archival tissue not available COHORT 2 Colon and appendiceal cancer with peritoneal mets COHORT 3 Colon cancer with oligo metastatic disease Repeat Biopsy ~72 hours after C3D1 tx Tissue immune profiling FOLFIRINOX (± Panitumumab if RAS/BRAF wildtype - Cohorts 2, 3) + LSTA1 X 3, 6, or 9 Cycles Resume Standard of Care Phase 1b/2a open-label trial of LSTA1 in combination with neoadjuvant FOLFIRINOX based therapies in pancreatic, colon and appendiceal cancers (CENDIFOX) • Sponsor/Partner: University of Kansas Medical Center (ITT) • KUCC funded: Lisata provides LSTA1 • Timing: Enrollment completion target 4Q23; data readouts possible throughout 2023; complete results expected 2024 44 CENDIFOX: Phase 1b/2a open-label trial in PDAC and other cancers

Sponsor/Partner  Lisata (U.S.) Objective  Evaluate the preliminary efficacy, safety and tolerability of LSTA1 in combination with standards of care in subjects with advanced solid tumors Design  Phase 2 randomized, double-blind, placebo-controlled, proof-of-concept trial in 2nd line head and neck SCC, 2nd line esophageal SCC and 1st line cholangiocarcinoma testing corresponding SoC with LSTA1 or placebo Study Size  120 (40 per tumor type split 1:1 SoC + LSTA1 or SoC + placebo) Endpoints  Primary: OS  Secondary: Safety, ORR, PFS Objective  Evaluate the preliminary efficacy, safety and tolerability of LSTA1 in combination with standards of care in subjects with advanced solid tumors Timing  Trial initiation target: 2Q23 45 Basket: Phase 2 blinded, randomized PoC trial in various cancers

Dosed on Days 1, 8 every 21 days X 8 cycles Dosed every 21 days Dosed every 21 days Disease Progression Response rates Safety LSTA1 + paclitaxel Confirm Eligibility Informed Consent 2nd line Esophageal SCC (after failure on first line IO) Survival Analysis 72-hour run-in without SoC 72-hour run-in without SoC 2nd line HNSCC (after failure on first line IO) R Placebo + paclitaxel LSTA1 + docetaxel Placebo + docetaxel N=20 N=20 N=20 N=20 LSTA1 + cisplatin/gemcitabine/durvalumab 72-hour run-in without SoC 1st line Cholangio- carcinoma CCA Placebo + cisplatin/gemcitabine/durvalumab N=20 N=20 R R Phase 2a, double-blind, placebo-controlled, multi-center, randomized study evaluating LSTA1 when added to standard of care (SoC) versus standard of care alone in subjects with advanced solid tumors • Sponsor: Lisata • Timing: Trial initiation target 2Q23 46 Basket: Phase 2 blinded, randomized PoC trial in various cancers

Sponsor/Partner  Qilu Pharmaceutical (funds all development in China) Objective  Further evaluate safety and therapeutic efficacy of LSTA1 when added to SoC in Chinese patients with mPDAC Design  Phase 2b, double-blind, placebo-controlled, randomized study evaluating LSTA1 + SoC (Qilu-produced nab-paclitaxel and gemcitabine) vs. placebo + SoC Study Size  TBD Endpoints  Objective response rate, progression free survival, overall survival  Safety Timing  Trial initiation target 4Q23 47 Phase 2b blinded, placebo-controlled trial in mPDAC in China

Days 1, 8, 15 and every 28 days Disease Progression Response rates PFS Safety Gemcitabine + Qilu produced nab-paclitaxel + LSTA1 3.2 mg/kg Confirm Eligibility Informed Consent 1:1 Survival AnalysismPDAC R Gemcitabine + Qilu produced nab-paclitaxel + placebo N=TBD N=TBD Phase 2b, double-blind, placebo-controlled, randomized, study evaluating LSTA1 when added to standard of care (nab-paclitaxel and gemcitabine) vs. standard of care alone and placebo in Chinese subjects with mPDAC • Sponsor/Partner: Qilu Pharmaceutical (funds all development in China) • Timing: Trial initiation target 4Q23 48 Phase 2b blinded, placebo-controlled trial in mPDAC in China

MORPHEUS: Phase 1b/2 mPDAC Umbrella trial Sponsor/Partner  Roche/Lisata co-funding trial; Roche operationalizing trial  Roche supplying atezolizumab Objective  Evaluate safety and effectiveness of LSTA1 in combination with gemcitabine and nab- paclitaxel ± atezolizumab in mPDAC Design  Phase 1b/2, open-label, randomized umbrella study in patients with mPDAC evaluating the safety, PK and efficacy of immunotherapy-based treatment combinations in patients with mPDAC who have received no prior therapy Study Size  Preliminary phase: 12-25  Expansion phase: 25 Endpoints  Objective response rate, progression free survival, overall survival, duration of response  Safety, tolerability, PK, biomarkers Timing  Trial initiation target 2Q23 49

MORPHEUS: Phase 1b/2 mPDAC Umbrella trial Eligibility • Patients with mPDAC • No prior systemic therapy for PDAC Gemcitabine + Nab-paclitaxel + LSTA1 + atezolizumab1:1 R Gemcitabine + Nab-paclitaxel + LSTA1 Biopsy Biopsy Screening Stage 1 Stage 2 Preliminary Phase Expansion Phase Disease Progression Response rates PFS OS PK Biomarkers Safety Phase 1b/2, open-label, randomized umbrella study in patients with mPDAC evaluating the safety, PK, and efficacy of immunotherapy-based treatment combinations in patients with mPDAC who have received no prior • Sponsor/Partner: Roche Pharmaceuticals • Roche/Lisata: co-fund trial; Roche operationalizes trial • Timing: Trial initiation target 2Q23 N=15-25 N=25 50

iLSTA: Phase 1b/2a trial in locally advanced PDAC with chemo & IO Sponsor/Partner  WARPNINE, Inc. (registered charity in Australia) is funding trial  Lisata providing study drug Objective  Evaluate safety and therapeutic effect of LSTA1 in combination with IO & Chemo in locally advanced PDAC; determine if inoperable tumors can become operable Design  Phase 1b/2a proof-of-concept safety and early efficacy study of LSTA1 in combination with durvalumab, gemcitabine and nab-paclitaxel, as first-line treatment in locally advanced pancreatic adenocarcinoma Study Size  N=30 Endpoints  Safety and tolerability; 28-day DLTs  Objective response rate, PFS, OS, duration of response, immune cell infiltration Timing  Trial initiation target 2Q23 51

iLSTA: Phase 1b/2a trial in locally advanced PDAC with chemo & IO Cohort 2 Gemcitabine + nab-paclitaxel + LSTA1 N=5 Cohort 1 Gemcitabine + nab-paclitaxel N=5 Cohort 3 Durvalumab + Gemcitabine + nab-paclitaxel + LSTA1 N=10-20 12 weeks 8 weeks tumor burden assessments until 24 months or recurrence 12 month Follow-up Primary Endpoint 24 months Follow-up completion Biopsy Screening Biopsy Week 12 Tumor burden assessment at screening, cycle 2, and then 8-weekly thereafter. Patients are treated with 28-day cycles until progression or death Endpoints: safety, DLT, ORR, PFS, OS, DoR, immune profiling Phase 1b/2a proof-of-concept safety and early efficacy study of LSTA1 in combination with durvalumab, gemcitabine and nab-paclitaxel, as first-line treatment in locally advanced pancreatic adenocarcinoma • Sponsor: WARPNINE, Inc. funding trial • Timing: Trial initiation target 2Q23 52

Sponsor/Partner  WARPNINE, Inc. (registered charity in Australia) is funding trial  Lisata providing study drug Objective  Evaluate safety and therapeutic effect of LSTA1 in combination with IO & Chemo in locally advanced GE AdenoCa; determine if inoperable tumors can become operable Design  Phase 1b/2a proof-of-concept, safety and early efficacy study of LSTA1 in combination with nivolumab and FOLFIRINOX, as first-line treatment in locally advanced gastroesophageal adenocarcinoma Study Size  N=30 Endpoints  Safety and tolerability; 28-day DLTs  Objective response rate, PFS, OS, duration of response, immune cell infiltration Timing  Trial initiation target 3Q23 53 iGoLSTA: Phase 1b/2a trial in locally advanced GEAC with chemo & IO

Cohort 2 FOLFIRINOX + LSTA1 N=5 Cohort 1 FOLFIRINOX N=5 Cohort 3 Nivolumab + FOLFIRINOX + LSTA1 N=10-20 12 weeks 8 weeks tumor burden assessments until 24 months or recurrence 12 month Follow-up Primary Endpoint 24 months Follow-up completion Biopsy Screening Biopsy Week 12 Tumor burden assessment at screening, cycle 2, and then 8- weekly thereafter. Patients are treated with 14-day cycles until progression or death Phase 1b/2a proof-of-concept safety and early efficacy study of LSTA1 in combination with nivolumab and FOLFIRINOX as first-line treatment in locally advanced gastroesophageal adenocarcinoma • Sponsor: WARPNINE, Inc. funding trial • Timing: Trial initiation target 3Q23 iGoLSTA: Phase 1b/2a trial in locally advanced GEAC with chemo & IO 54

Sponsor/Partner  Tartu University Hospital (Investigator initiated trial in Estonia)  Lisata providing study drug and funding trial Objective  Evaluate safety, tolerability, and therapeutic effect of LSTA1 in combination with standard- of-care (temozolomide) in patients with previously untreated Glioblastoma Multiforme Design  Phase 2a proof-of-concept, double-blind, placebo-controlled, randomized study evaluating LSTA1 when added to standard of care (temozolomide) versus SoC and placebo in subjects with newly diagnosed Glioblastoma Multiforme (GBM) Study Size  N=40 Endpoints  Safety, tolerability  ORR, PFS, OS, disease control rate Timing  Trial initiation target 3Q23 55 Phase 2a trial of LSTA1 with SOC in first-line GBM

Days 1, 2, 3, 4, 5 and every 28 days for 6 cycles Disease Progression Response rates Safety Temodar® + LSTA1Confirm Eligibility Informed Consent 1:1 Survival Analysis 72-hour Run-in without SoC Newly Diagnosed GBM R Temodar® + LSTA1 matching placebo N=20 N=20 Phase 2a proof-of-concept double-blind, placebo-controlled, randomized, proof-of- concept study evaluating LSTA1 when added to standard of care (temozolomide) versus temozolomide and matching LSTA1 placebo in subjects with newly diagnosed GBM • Sponsor: Tartu University Hospital; Estonia • Funding: Lisata • Timing: Trial initiation target 3Q23 Phase 2a trial of LSTA1 with SOC in first-line in GBM 56

Sponsor/Partner  Tsukuba Clinical Research & Development Organization (T-CReDO)  Lisata providing study drug; AMED Grant funding trial in Japan Objective  Evaluate safety, pharmacokinetics and preliminary efficacy of various doses of LSTA1 added to SoC in Japanese patients with mPDAC Design  Phase 1b/2a open-label dose-ranging study in locally advanced and mPDAC patients of Japanese ethnicity testing SoC chemotherapy (gemcitabine + nab-paclitaxel) in combination with LSTA1 Study Size  Up to 20 subjects Endpoints  Safety, tolerability  ORR, PFS, OS, disease control rate Timing  Trial initiation target 4Q23 57 Phase 1b/2a open-label trial in mPDAC in Japan